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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                         SUNBELT AUTOMOTIVE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                    Georgia                           58-2378292
             (State of Incorporation               (I.R.S. Employer
                or Organization)                   Identification No.

5901 Peachtree-Dunwoody Road, Suite 250-B
            Atlanta, Georgia                              30328
(Address of Principal Executive Offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of each exchange
         Title of each Class                   on which each class is
         to be so registered                       to be registered

               NONE                                      N/A

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-51451 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
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                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         Item 1. Description of Registrant's Securities to be Registered.

         The Registrant hereby incorporates by reference the description of its common stock, $0.001 par value, set forth under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (File No. 333-51451) filed by the Registrant with the Commission.

         Item 2. Exhibits.

   EXHIBIT
   NUMBER          DESCRIPTION OF EXHIBIT
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   1.             Articles of Incorporation of the Registrant.
                  (Incorporated by reference from Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-51451) filed by the Registrant with the Commission.)

   2.             Bylaws of the Registrant.
                  (Incorporated by reference from Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-51451) filed by the Registrant with the Commission.)

   3.             Specimen common stock certificate.
                  (Incorporated by reference from Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-51451) filed by the Registrant with the Commission.)

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SUNBELT AUTOMOTIVE GROUP, INC.

                                   By: /s/ CHARLES K. YANCEY
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                                       Charles K. Yancey
                                       President and Chief Operating Officer

                                       Date: July 30, 1998
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